UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 18, 2011

Date of Report (Date of earliest event reported)

 Commission File Number: 333-166629

Micro Imaging Technology, Inc.

(Exact name of registrant as specified in its charter)

 California, United States

(State or other jurisdiction of incorporation or organization)

33-0056212

(I.R.S. Employer ID Number)

970 Calle Amanecer, Suite F, San Clemente, California 92673

(Address of principal executive offices) (Zip code)

(949) 485-6001

(Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Company's Certifying Accountant

     (a) Previous independent accountants

(i)                   Effective February 18, 2011, Micro Imaging Technology, Inc. (the "Company"), confirmed with its auditor, Jeffrey S. Gilbert, CPA (“Gilbert”) that the firm would no longer be representing the Company as its accountants. As of that date, Gilbert informed the Company that he would decline to stand for re-appointment as the Company’s auditor as he was retiring.

(ii)                 Gilbert last reported on the Company's financial statements as of October 31, 2010 and 2009.  The audit reports of Gilbert on the Company’s financial statements for the fiscal years ending October 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph describing for a going concern uncertainty.

(iii)                The change of independent accountants was ratified by the Board of Directors of the Company on February 18, 2011.

(iv)               Gilbert was original engaged on January 7, 2007. During the period from January 7, 2007 to February 18, 2011, there were no disagreements with Gilbert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Gilbert’s satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with her report.

(v)                 During the period from January 7, 2007 to February 18, 2011, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(vi)               During the period from January 7, 2007 to February 18, 2011, Gilbert did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist.

(vii)              During the period from January 7, 2007 to February 18, 2011, Gilbert did not advise the Company that any information had come to its attention which had led it to no longer be able to rely on management's representation, or that had made Gilbert unwilling to be associated with the financial statements prepared by management.

(viii)            During the period from January 7, 2007 to February 18, 2011, Gilbert did not advise the Company that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

(ix)               During the period from January 7, 2007 to February 18, 2011, Gilbert did not advise the Company that there was any information which the accountant concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

(x)                 The Company has requested that Gilbert furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 17, 2011, is filed as Exhibit 16.1 to this Form 8-K.

    (b) New independent accountants

     The Company has engaged Farber Hass Hurley, LLP ("Farber") as its new independent accountants on February 18, 2011. Prior to February 18, 2011, the Company had not consulted with Farber regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company by Farber concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

         Exhibit 16.1        Letter from Jeffrey S. Gilbert, CPA, dated March 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2011

MICRO IMAGING TECHNOLOGY, INC.

/s/ Michael W. Brennan

Michael W. Brennan

Chief Executive Officer